                                                                    EXHIBIT 99.1

                       THE BON-TON DEPARTMENT STORES, INC.

                              LETTER OF TRANSMITTAL

                            OFFER FOR ALL OUTSTANDING
                         10 1/4% SENIOR NOTES DUE 2014
                                 IN EXCHANGE FOR
                         10 1/4% SENIOR NOTES DUE 2014
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

             PURSUANT TO THE PROSPECTUS DATED _______________, 2006

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK


By Registered or Certified Mail, Hand
   Delivery or Overnight Delivery:                      Facsimile Transmissions:

         The Bank of New York                               (212)-298-1915
      Corporate Trust Operations                       Attn: Ms. Diane Amoroso
         Reorganization Unit                          Confirmation by Telephone:
     101 Barclay Street - 7 East
        New York, N.Y. 10286                                (212)-815-6331
       Attn: Ms. Diane Amoroso
      Telephone: (212)-815-6331

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as listed above, will not constitute a valid delivery.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ____________, 2006, referred to as the Prospectus, of The Bon-Ton Department Stores, Inc., a Pennsylvania corporation ("Bon-Ton"), and this Letter of Transmittal, which together constitute Bon-Ton's offer, referred to as the Exchange Offer, to exchange an aggregate principal amount of up to $510,000,000 of its 10 1/4% Senior Notes due 2014 which have been registered under the Securities Act of 1933, as amended, referred to as the Exchange Notes, for a like principal amount of its issued and outstanding 10 1/4% Senior Notes due 2014, referred to as the Original Notes. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

     This Letter of Transmittal is to be completed by a holder of Original Notes either if (a) certificates for such

Original Notes are to be forwarded herewith or (b) a tender of Original Notes is to be made by book-entry transfer to the account of The Bank of New York, the Exchange Agent for the Exchange Offer, at the Depository Trust Company, or DTC, pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer -- Procedures for Tendering Original Notes -- Book-Entry Transfers" in the Prospectus. Certificates or book-entry confirmation of the transfer of Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "agent's message" means a message to the Exchange Agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that Bon-Ton may enforce the Letter of Transmittal against such holder. The agent's message forms a part of a book-entry transfer.

     If Original Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York City time, on the Expiration Date, book-entry confirmation of the tender of the Original Notes into the Exchange Agent's account at DTC, along with a completed Letter of Transmittal or an agent's message.

     BY CREDITING THE ORIGINAL NOTES TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND BY COMPLYING WITH THE APPLICABLE PROCEDURES OF DTC'S AUTOMATED TENDER OFFER PROGRAM, OR ATOP, WITH RESPECT TO THE TENDER OF THE ORIGINAL NOTES, INCLUDING BY THE TRANSMISSION OF AN AGENT'S MESSAGE, THE HOLDER OF ORIGINAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL, AND THE PARTICIPANT IN DTC CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH ORIGINAL NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL AS BEING APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH PARTICIPANT AND EACH SUCH BENEFICIAL OWNER HAD PROVIDED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

     Holders of Original Notes whose certificates for such Original Notes are not immediately available or who are unlikely to be able to deliver all required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete a book-entry transfer on a timely basis may tender their Original Notes according to the guaranteed delivery procedures described in "The Exchange Offer -- Procedures for Tendering Original Notes -- Guaranteed Delivery" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate, signed schedule affixed hereto.


                          DESCRIPTION OF ORIGINAL NOTES

    NAME(S) AND ADDRESS(ES) OF RECORD
         HOLDER(S) OR NAME OF DTC
PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT                     AGGREGATE       PRINCIPAL
             NUMBER IN WHICH                CERTIFICATE   PRINCIPAL AMOUNT     AMOUNT
NOTES ARE HELD (PLEASE FILL IN, IF BLANK)    NUMBER(S)*      REPRESENTED     TENDERED**
---------------------------------------------------------------------------------------

                                            -------------------------------------------

                                            -------------------------------------------

                                            -------------------------------------------

                                            -------------------------------------------

                                            Total Principal Amount:

* Need not be completed if Original Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in the second column. See Instruction 4. Original Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
     HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution: _____________________

DTC Account Number: ________________________________

Transaction Code Number: ___________________________

Date Tendered: _____________________________________

[ ]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s): _____________________________________________

Window Ticket Number (if any): _______________________________________________

Date of Execution of Notice of Guaranteed Delivery: __________________________

Name of Eligible Institution which Guaranteed Delivery

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution: _____________________

DTC Account Number: ________________________________

Transaction Code Number: ___________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name: ______________________________________________

Address: ___________________________________________

* You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: _______________________________________.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Bon-Ton the principal amount of Original Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Bon-Ton all right, title and interest in and to such Original Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of Bon-Ton in connection with the Exchange Offer and as trustee under the indenture governing the Original Notes and the Exchange Notes, with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Original Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Bon-Ton upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (2) present certificates for such Original Notes for transfer and to transfer the Original Notes on the books of Bon-Ton and (3) receive for the account of Bon-Ton all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby, (2) Bon-Ton will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Bon-Ton or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Original Notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Original Notes. The certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Original Notes will be returned, or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC, without expense to the tendering holder, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus and in the instructions attached hereto will, upon Bon-Ton's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and Bon-Ton upon the terms and subject to the conditions of the Exchange Offer. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid, from the date of original issuance of the Original Notes. If your Original Notes are accepted for exchange, then you will receive interest on the Exchange Notes and not on the Original Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Bon-Ton may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that Bon-Ton has no obligation pursuant to "Special Delivery Instructions" to transfer any Original Notes from a registered holder thereof if Bon-Ton does not accept for exchange any of the principal amount of such Original Notes so tendered.

     By tendering Original Notes and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that: (1) the Exchange Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving the Exchange Notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the Exchange Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution" (within the meaning of the Securities Act) of the Exchange Notes; and (3) neither the holder nor any other person receiving the Exchange Notes is an "affiliate" (within the meaning of Rule 405 of the Securities Act) of Bon-Ton.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the "SEC", as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Bon-Ton within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

     However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of Bon-Ton, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and (ii) must comply with the registration and Prospectus deliver requirements of the Securities Act in connection with any resale transaction.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such Exchange Notes pursuant to the Exchange Offer. However, by so acknowledging and delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.

     Bon-Ton has agreed that, to the extent that any participating broker-dealer participates in the Exchange Offer, Bon-Ton shall use all commercially reasonable efforts to maintain the effectiveness of the registration statement of which the Prospectus forms a part, referred to as the exchange offer registration statement, for a period of 180 days following the consummation of the Exchange Offer as the same may be extended as provided in the registration rights agreement, which is referred to herein as the applicable period. Bon-Ton has also agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as amended or supplemented, will be made available to participating broker-dealers for use in connection with an offer to sell, a resale or other retransfers of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer during the applicable period. Bon-Ton will advise each participating broker-dealer (i) when a Prospectus supplement or post-effective amendment has been filed or has become effective, (ii) of any request by the SEC for amendments to the registration statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the exchange offer registration statement or of the suspension by any state securities commission of the qualification of the Exchange Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the exchange offer registration statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the exchange offer registration statement or the Prospectus in order to make the statements therein not misleading.

     Any participating broker-dealer by tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an agent's message in lieu thereof, agrees that, upon receipt of notice from Bon-Ton of the existence of any fact of the kind described in (iii) and (iv) above, such participating broker-dealer will discontinue disposition of the Exchange Notes pursuant to the exchange offer registration statement until receipt of the amended or supplemented the Prospectus or written notice that the use of the Prospectus may be resumed, as the case may be. If Bon-Ton gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the participating broker-dealer receives notice that the sale of Exchange Notes may be resumed, as the case may be.

     As a result, a participating broker-dealer that intends to use the Prospectus in connection with an offer to sell, a resale or other retransfers of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify Bon-Ton, or cause Bon-Ton to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent."

     The undersigned will, upon request, execute and deliver any additional documents deemed by Bon-Ton to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

     All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under "The Exchange Offer -- Withdrawal Rights," this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES"
  ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED
                  THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (SEE INSTRUCTIONS 2 AND 6)
                                PLEASE SIGN HERE
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14 OR A FORM
                            W-8; SEE INSTRUCTION 10)


Signature(s) of Holder(s):
                           --------------------------
Date:
      ------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title):
                       --------------------------------------

Address:
         ----------------------------------------------------

Area Code and Telephone No.:
                             --------------------------------

Taxpayer Identification Number:
                                -----------------------------

                            GUARANTEE OF SIGNATURE(S)
                     (ONLY IF REQUIRED -- SEE INSTRUCTION 2)


Authorized Signature:
                      -----------------------------------

Name:
      ---------------------------------------------------

                             (PLEASE TYPE OR PRINT)

Title:
       -------------------------------------------------

Name of Firm:
              ------------------------------------------

Address:
         -----------------------------------------------

Area Code and Telephone No.:
                             ---------------------------

Date:
      ------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
         (SIGNATURE GUARANTEE REQUIRED -- SEE INSTRUCTIONS 2, 7 AND 14)

     TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Original Notes whose signature(s) appear(s) above, or if Original Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

[ ]  Original Notes to:
                        --------------------------------------

[ ]  Exchange Notes to:
                        --------------------------------------

Name:
      --------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

Address:
         -----------------------------------------------------------------------

Taxpayer Identification No.:
                             -----------------------

                          SPECIAL DELIVERY INSTRUCTIONS
         (SIGNATURE GUARANTEE REQUIRED -- SEE INSTRUCTIONS 2, 7 AND 14)

     TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Original Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

[ ]  Original Notes to:
                        --------------------------------------

[ ]  Exchange Notes to:
                        -------------------------------------

Name:
      --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
         -----------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by a holder of Original Notes to tender such holder's Original Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Notes -- Book-Entry Transfers" in the Prospectus and an agent's message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Original Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Original Notes may be tendered in whole or in part in integral multiples of $1,000.

     For purposes of the Exchange Offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of Original Notes. Only a holder of record may tender Original Notes in the Exchange Offer. Any beneficial owner of Original Notes who wishes to tender some or all of such Original Notes should arrange with DTC, a DTC participant or the record owner of such Original Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

     Holders who wish to tender their Original Notes and (i) whose certificates for the Original Notes are not immediately available or for whom all required documents are unlikely to reach the Exchange Agent on or prior to the Expiration Date or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Notes -- Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Bon-Ton, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates for the Original Notes, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery for all such tendered Original Notes, all as provided in "The Exchange Offer -- Procedures for Tendering Original Notes -- Guaranteed Delivery" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand, facsimile, mail or overnight delivery to the Exchange Agent, and must include a guarantee by an eligible institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "eligible institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR THE ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO BON-TON. DELIVERY IS COMPLETE WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES THE ITEMS TO BE DELIVERED. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Bon-Ton will not accept any conditional tenders. Each tendering holder, by execution of a Letter of

Transmittal or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     a. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     b. such Original Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes" is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all the Original Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Original Notes" on page 3 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Original Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Original Notes as promptly as practicable after the Expiration Date. All Original Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Original Notes will be accepted only in integral multiples of $1,000.

     5. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn, including the total principal amount of Original Notes to be withdrawn, and where certificates for Original Notes are transmitted, the name of the registered holder of the Original Notes, if different from that of the person withdrawing such Original Notes. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Original Notes tendered for the account of an eligible institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes -- Book-Entry Transfers," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Original Notes may not be rescinded; however, Original Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes."

     All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Bon Ton, in its sole discretion, which determination of such questions and terms and conditions of the Exchange Offer will be final and binding on all parties. Neither Bon-Ton, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

     Original Notes tendered by book-entry transfer through DTC that are withdrawn or not exchanged for any reason will be credited to an account maintained with DTC. Withdrawn Original Notes will be returned to the holder after withdrawal. The Original Notes will be returned or credited to the account maintained at DTC as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Bon-Ton, must submit proper evidence satisfactory to Bon-Ton, in its sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s).

     Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Bon-Ton or the trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may instruct that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Original Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Original Notes not exchanged were tendered by book-entry transfer, such Original Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

     8. IRREGULARITIES. Bon-Ton will determine, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Original Notes, which determination and interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Bon-Ton reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or unlawful. Bon-Ton also reserves the absolute right, in its sole and absolute discretion, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any condition or irregularity in any tender of Original Notes by any holder, whether or not we waived similar conditions or irregularities in the case of other holders. Bon-Ton's interpretation of the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. A tender of Original Notes is invalid until all defects and irregularities have been cured or waived. Neither Bon-Ton, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

     9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and Forms W-8 may be obtained from the Exchange Agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

     10. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORM W-8. Under the United States federal income tax laws, interest paid to holders of Exchange Notes received pursuant to the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder
(i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and provides certain certifications. If backup withholding applies, Bon-Ton may be required to withhold at the applicable rate on interest payments made to a holder of Exchange Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld and may entitle such holder to a refund provided that the required information is furnished timely to the Internal Revenue Service (the "IRS").

     To avoid backup withholding, a holder should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

     Certain holders (including, among others, corporations and certain foreign individuals) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part 4 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. If the holder is a nonresident alien or foreign entity not subject to backup withholding, such holder should submit an appropriate completed IRS Form W-8, signed under penalties of perjury, attesting to the holder's foreign status, instead of the Substitute Form W-9. The appropriate Form W-8 can be obtained from the Exchange Agent upon request.

     11. WAIVER OF CONDITIONS. Bon-Ton reserves the right, in its reasonable discretion, to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

     12. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

     None of Bon-Ton, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

     13. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Original Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     14. SECURITY TRANSFER TAXES. Except as provided below, holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered or a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption there from or the amount of such transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

     15. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in any tender of Original Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Original Notes so tendered.

  SUBSTITUTE FORM W-9 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

PART 1 -- PLEASE PROVIDE YOUR TIN IN THE            Social security number or
APPROPRIATE SPACE TO THE RIGHT AND CERTIFY BY
SIGNING AND DATING BELOW                          ______/____________/_________

Payee's Name and Address: _____________________   Employer identification number

_______________________________________________                 -

________________________________________________________________________________

PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received a notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


                                              Date
-------------------------------------------        -----------------------------
Signature                                          (include year)

-------------------------------------------
Name (Please Print)

PART 3 -- Awaiting TIN [ ]   PART 4 -- Exempt from backup withholding [ ]

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF TAX ON
     ANY

     PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN
                          PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, all reportable payments made to me thereafter will be subject to backup withholding tax until I provide a number.


-------------------------------------------   ----------------------------------
Signature                                     Date (include year)

-------------------------------------------
Name (Please Print)

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                              GIVE THE NAME AND SOCIAL SECURITY
                                                      NUMBER OR EMPLOYER
         FOR THIS TYPE OF ACCOUNT:                IDENTIFICATION NUMBER OF --
         -------------------------            ----------------------------------
1.   Individual                               The individual

2.   Two or more individuals (joint           The actual owner of the account
     account)                                 or, if combined funds, the first
                                              individual on the account(1)

3.   Custodian account of a minor (Uniform    The minor(2)
     Gift to Minors Act)

4.   a. The usual revocable savings trust     The grantor-trustee(1)
     (grantor is also trustee)

     b. The so-called trust account that is   The actual owner(1)
     not a legal or valid trust under State
     law

5.   Sole proprietorship or single-owner      The owner(3)
     LLC

                                                  GIVE THE NAME AND EMPLOYER
         FOR THIS TYPE OF ACCOUNT:                IDENTIFICATION NUMBER OF --
         -------------------------                ---------------------------
6.   A valid trust, estate, or pension        Legal entity(4)
     trust

7.   Corporation or LLC electing corporate    The corporation
     status on Form 8832

8.   Association, club, religious,            The organization
     charitable, educational or other
     tax-exempt organization

9.   Partnership or multi-member LLC          The partnership or LLC

10.  A broker or registered nominee           The broker or nominee

(1) List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name and you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

PURPOSE OF FORM

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

HOW TO GET A TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, check the "Applied For" box in Part 3, sign and date the form, and give it to the payer. Also sign and date the "Certificate of Awaiting Taxpayer Identification Number." For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Checking the "Applied For" box on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete
     Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your name and correct TIN in Part 1, check the "Exempt" box in Part 4, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through
(7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and
(iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)  The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)  An international organization or any of its agencies or instrumentalities.

(6)  A corporation.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 4 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.


                                      -18-